                                                                     Exhibit 4.2

      COMMON STOCK                                              COMMON STOCK

INCORPORATED UNDER THE LAWS
 OF THE STATE OF DELAWARE                                          SHARES

                           [BUILDERS FIRSTSOURCE LOGO]         SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               CUSIP 12008R 10 7

THIS CERTIFIES THAT











IS THE OWNER OF

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         PAR VALUE $0.01 PER SHARE, OF

                              CERTIFICATE OF STOCK

Builders FirstSource, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Donald F. McAleenan     [BUILDERS FIRSTSOURCE, INC.]   /s/ Floyd F. Sherman
              SECRETARY        [CORPORATE SEAL 1998]           PRESIDENT AND CEO
                                     [DELAWARE]

COUNTERSIGNED AND REGISTERED:
                       LASALLE BANK NATIONAL ASSOCIATION
                                                                  TRANSFER AGENT
BY                                                                 AND REGISTRAR


                                                            AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common                   UNIF GIFT MIN ACT -- ____________ Custodian ___________
TEN ENT -- as tenants by the entireties                                  (Cust)                (Minor)
JT TEN  -- as joint tenants with right of                              under Uniform Gifts to Minors
           survivorship and not as tenants                             Act ______________________________
           in common                                                               (State)
                                                  UNIF TRF MIN ACT  -- _________ Custodian (until age ____)
                                                                         (Cust)
                                                                       ___________ under Uniform Transfers
                                                                        (Minor)
                                                                       to Minors Act ______________________
                                                                                          (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
 ________________________________________
|                                        |
|________________________________________|


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated __________________



                         X _____________________________________________________


                         X _____________________________________________________
                           THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                   NOTICE: WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                           CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




Signature(s) Guaranteed





By ___________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.